MetroCorp Bancshares, Inc.

Keefe, Bruyette & Woods Community Bank Conference

New York, NY

July 30 – 31, 2013

George M. Lee
Co-Chairman, President & CEO

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions, and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2012 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

CORE PERFORMANCE

MCBI EPS (Diluted) – Quarterly Basis


$0.20
$0.10
$0.00
-$0.10
$0.16
without
goodwill
adjustment
$0.12
$0.13
$0.13
-$0.07
$0.16
$0.16
$0.15
$0.15
$0.16
$0.15
13 million +
Common Shares Outstanding
18 million +
Common Shares Outstanding
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013

MCBI Capital Ratios


20.0%
16.0%
12.0%
8.0%
17.3%
17.6%
17.3%
17.7%
18.0%
17.7%
17.1%
15.1%
16.0%
16.3%
16.0%
16.4%
16.7%
16.5%
15.8%
13.8%
13.9%
12.5%
13.2%
13.1%
12.9%
12.9%
12.2%
12.6%
12.2%
10.8%
10.8%
Leverage ratio
Tier 1 capital ratio
Total risk-based capital ratio
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013

MCBI Nonperforming Assets



$ in 000's
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Tt NPA
NPA/Asset %
$102,867
$92,787
$63,880
$57,415
$48,581
$48,202
$41,537
$33,751
$27,529
6.47%
5.95%
4.27%
3.83%
3.13%
3.16%
2.73%
2.13%
1.74%
2009
2010
2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013

MCBI Total Assets


$ in Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$1,590
$1,559
$1,495
$1,520
$1,587
$1,586
2009
2010
2011
2012
Q1-2013
Q2-2013

MCBI Total Loans



$ in Millions
MetroBank
Metro United Bank
$1,200
$1,000
$800
$600
$400
$200
$0
$1,045
$1,047
$1,094
$1,094
$1,100
$1,125
$1,178
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13

MCBI Total Deposits



$ in Millions
$1,400
$1,200
$1,000
$800
$1,364
$1,294
$1,252
$1,267
$1,328
$1,306
2009
2010
2011
2012
Q1-2013
Q2-2013

MCBI Employees - FTE


350
325
300
275
250
225
200
320
296
291
284
286
281
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
Q2-2013

Demographics

Population Growth

RANK	CITY	POP. GROWTH	2000 - 2010 CHG
1	HOUSTON	1,231,393	+ 26%
2	DALLAS	1,210,229	+ 23%
3	ATLANTA	1,020,879	+ 24%
4	WASH D.C.	785,987	+ 16%
5	NEW YORK	574,107	+ 3%
6	MIAMI	557,071	+ 11%
7	LOS ANGELES	463,210	+ 4%
8	CHICAGO	362,789	+ 4%
9	PHILADELPHIA	278,196	+ 5%
10	BOSTON	161,058	+ 4%



Rank 8
4%
Rank 5
3%
Rank 10
4%
Boston
New York
Philadelphia
Rank 9
5%
Chicago
Washington D.C.
Rank 4
16%
Rank 3
24%
Los Angeles
Atlanta
Dallas
Rank 7
4%
Houston
Miami
Rank 2
23%
Rank 6
11%
Ranked
#1
26%

Source: 2010 U.S. Census Bureau

GREATER HOUSTON PARTNERSHIP
houston.org

Fastest growing ethnic group in Houston

GHP

Race/Ethnicity	2000 Population	2010 Population	Change	% Change
Asian	228,212	389,378	161,166	70.6%
Hispanic	1,353,477	2,099,412	745,935	55.1%
Black	783,955	998,883	214,928	27.4%
White	2,274,829	2,360,472	85,643	3.8%
Other	76,835	103,437	26,602	34.6%

Source: U.S. Census Bureau

Asians by Percentage

GHP


Korean
4%
15,194
Japanese
1%
5,133
Other
13%
51,433
Chinese
20%
76,153
Filipino
10%
40,513
Indian
24%
94,208
Vietnamese
28%
106,744

Source: 2010 US Census

5th largest Asian population in U.S.

GHP

Metro Area	2010 Population	% of Pop
Los Angeles	1,923,821	15.0%
New York	1,884,615	10.0%
Chicago	533,269	5.6%
Washington, D.C.	515,745	9.2%
Houston	**389,378**	**6.5%**
Dallas	341,624	5.4%
Philadelphia	296,893	5.0%
Boston	295,634	6.5%
Atlanta	254,809	4.8%
Miami	125,225	2.3%

Source: U.S. Census Bureau

3rd most growth in Asian population

GHP

Metro Area	'00 – '10 Pop Growth	% Change '00 – '10
New York	448,726	31.3%
Los Angeles	222,081	13.1%
Houston	**161,166**	**70.6%**
Dallas	146,144	74.8%
Chicago	144,448	37.2%
Atlanta	118,850	87.4%
Washington, D.C.	115,972	29.0%
Philadelphia	95,989	47.8%
Boston	64,029	27.6%
Miami	56,891	83.3%

Source: U.S. Census Bureau

Highest median Asian household income



Houston
Dallas
Washington
Chicago
Miami
Boston
Atlanta
Philadelphia
Los Angeles
New York
Adjusted for cost of living
(Base=Houston)
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Median HH income adjusted for cost of living

Source: 2011 American Community Survey and 2011 C2ER Cost of Living Survey

2013 Leadership Responsibilities

Target Objectives for 2013

- ✓ Lift Regulatory Agreements
- ✓ Reduce NPA/Total Assets < 2.0%
- Merge MB & MUB

Focus

- Credit Improvement
- Earnings Improvement
- Efficiency Improvement
- Team Synergy
- Market Expansion
- ***Loan Growth***

Thank You

METROCORP BANCSHARES, INC.
9600 BELLAIRE BLVD., SUITE 252
HOUSTON, TEXAS 77036 USA
TEL: 713-776-3876
www.metrobank-na.com
Email: investor-relations@metrobank-na.com
NASDAQ: MCBI